FORM 8-K

                                CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       October 23, 2000
                                                  -------------------------

                                  HUNTCO INC.
                               ----------------
            (Exact name of registrant as specified in its charter)


     Missouri                       1-13600                    43-1643751
-----------------           ----------------------          --------------
 (State or other           (Commission File Number)          (IRS Employer
  jurisdiction of                                          Identification No.)
  incorporation)



      14323 S. Outer Forty, Suite 600N, Town & Country, Missouri 63017
   ------------------------------------------------------------------------
       (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code       (314) 878-0155
                                                    -------------------------


                                Not applicable
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.     Other Events

Huntco Inc. (the "Company") issued a news release on October 23, 2000, with respect to its release of earnings for its quarter ended September 30, 2000, and to provide certain forward-looking information for the year ending December 31, 2000. This news release is incorporated herein by reference to Exhibit 99 attached hereto.

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                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTCO INC.



By:     /s/ Anthony J. Verkruyse
      -------------------------------------
      Anthony J. Verkruyse,
       Vice President & CFO

Date: October 26, 2000



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                                 EXHIBIT INDEX

These Exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K:

 Exhibit No.                      Description
 -----------           ---------------------------------

     99                News release of October 23, 2000